Exhibit 10.8
EXECUTION COPY
SERIES A CONVERTIBLE PREFERRED STOCK
AND
WARRANT PURCHASE AGREEMENT
Dated as of December 27, 2007
among
NOVARAY MEDICAL, INC.
and
THE PURCHASERS LISTED ON EXHIBIT A

EXHIBITS

A.	Purchasers and Amounts
B.	Form of Certificate of Designation
C-1.	Form of Series A Warrant
C-2.	Form of Series J Warrant
C-3.	Form of Series J-A Warrant
D.	Form of Registration Rights Agreement
E.	Form of Lock-Up Agreement
F.	Form of Irrevocable Transfer Agent Instructions
G.	Form of Opinion of Counsel

SERIES A CONVERTIBLE PREFERRED STOCK AND WARRANT PURCHASE
AGREEMENT
     This SERIES A CONVERTIBLE PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT (the “Agreement”) is dated as of December 27, 2007 by and among NovaRay Medical, Inc., a Delaware Corporation (the “Company”), and each of the Purchasers of shares of Series A Convertible Preferred Stock and Warrants of the Company whose names are set forth on Exhibit A hereto (individually, a “Purchaser” and collectively, the “Purchasers”).
RECITALS
     WHEREAS, the Company, Vision Acquisition Subsidiary, Inc. a Delaware Corporation and a wholly-owned subsidiary of the Company (“Merger Sub”) and NovaRay, Inc., a Delaware corporation (“NovaRay”) are parties to a merger agreement (the “Merger Agreement”), pursuant to which the Merger Sub will merge with and into NovaRay, with NovaRay remaining as the surviving entity after the merger (the “Merger”) whereby the stockholders of NovaRay will receive common stock of the Company in exchange for their capital stock of NovaRay;
     WHEREAS, the closing of the Merger is a condition to the Initial Closing as described herein;
     WHEREAS, concurrently with the closing of the Merger, the Purchasers desire to complete a private placement financing of not less than $10,000,000.00 (not including conversion of the NovaRay Notes as described below) (the “Financing”) whereby the Company will issue to the Purchasers, and the Purchasers will purchase from the Company, the Preferred Shares and Warrants (as such terms are defined in Sections 1.1 and 1.3 below) on the terms and conditions set forth in this Agreement;
     WHEREAS, each of the NovaRay Note Holders (as defined in Section 1.4 below) holds a promissory note previously issued by NovaRay in the principal amount set forth beneath the caption “NovaRay Note Principal Amount” opposite such NovaRay Note Holder’s name on Exhibit A attached hereto that is convertible into securities of NovaRay (the “NovaRay Notes”); and
     WHEREAS, as a material inducement to the Company consummating the Merger and the Purchasers purchasing the Preferred Shares and the Warrants in the Financing, each of the NovaRay Note Holders has agreed to cancel its NovaRay Note in exchange for the issuance by the Company to such NovaRay Note Holder of Preferred Shares and Series A Warrants (as such terms are defined in Sections 1.2) in accordance with the terms and conditions set forth in this Agreement.
     NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I
Purchase and Sale of Preferred Stock; Escrow
     Section 1.1 Purchase and Sale of Stock. Upon the following terms and conditions, the Company shall issue and sell to the Purchasers and each of the Purchasers shall purchase from the Company the number of shares (the “Preferred Shares”) of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), at a purchase price of $2.67 per Preferred Share, convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), set forth opposite such Purchaser’s name on Exhibit A hereto. The designation, rights, preferences and other terms and provisions of the Series A Convertible Preferred Stock are set forth in the Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock attached hereto as Exhibit B (the “Certificate of Designation”). The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D (“Regulation D”), as promulgated by the United States Securities and Exchange Commission (the “Commission”), under the Securities Act of 1933, as amended (the “Securities Act”), or Section 4(2) of the Securities Act.
     Section 1.2 Warrants. Upon the following terms and conditions and for no additional consideration, each of the Purchasers shall be issued a warrant, in substantially the form attached hereto as Exhibit C-1, to purchase one-third (1/3) of a share of Common Stock for every Preferred Share purchased, rounded down to the nearest whole share, as set forth opposite such Purchaser’s name on Exhibit A hereto (the “Series A Warrants”).
     Section 1.3 Lead Investor Warrants. Upon the following terms and conditions and for no additional consideration, Vision Opportunity Master Fund, Ltd. (the “Lead Investor”) shall also be issued (i) a warrant, in substantially the form attached hereto as Exhibit C-2, to purchase up to that number of shares of Preferred Stock determined by dividing the aggregate purchase price paid for the Preferred Shares issued to the Lead Investor pursuant to Section 1.1 above by $4.33, as set forth opposite the Lead Investor’s name on Exhibit A hereto (the “Series J Warrant”), and (ii) a Series J-A Warrant, in substantially the form attached hereto as Exhibit C-3 (the “Series J-A Warrant” and, together with the Series A Warrants and the Series J Warrant, the “Warrants”), to purchase up to a number of shares of Common Stock equal to thirty-three and one-third percent (33-1/3%) of the number of Preferred Shares actually purchased by the Lead Investor pursuant to exercises of its Series J Warrant, rounded down to the nearest whole share; provided, however, that in the event that the Lead Investor does not exercise the Series J Warrant at all prior to its expiration date, the Series J-A Warrant shall terminate immediately and be of no further force or effect. The Series A Warrants shall expire five (5) years following the Initial Closing Date, the Series J Warrant issued to the Lead Investor shall expire twelve (12) months following the Initial Closing Date and the Series J-A Warrants issued to the Lead Investor shall expire five (5) years following the date of exercise of the Series J Warrant. Each of the Warrants shall have an exercise price per share equal to its respective Warrant Price (as defined in the applicable Warrant).
     Section 1.4 NovaRay Note Holders. Subject to the terms and conditions of this Agreement, at the Initial Closing (as defined below), the Company shall issue and deliver to each

Purchaser who is a holder (each a “NovaRay Note Holder” and collectively the “NovaRay Note Holders”) of a NovaRay Note or NovaRay Notes in the aggregate principal amount plus accrued interest through November 15, 2007 as set forth opposite such NovaRay Note Holder’s name on Exhibit A hereto, the Preferred Shares and Series A Warrants against delivery by such NovaRay Note Holder to the Company of evidence of cancellation of the NovaRay Note in a form reasonably acceptable to the Company. In addition, within five (5) days of the Initial Closing, the Company will deliver to each NovaRay Note Holder a cash payment equal to the amount of interest accrued on the NovaRay Note between November 15, 2007 and the Initial Closing which is listed beneath the caption “Interest Payment” opposite such NovaRay Note Holder’s name on Exhibit A attached hereto (the “Accrued Interest Payment”).
     Section 1.5 Conversion Shares. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a number of shares of Common Stock equal to one hundred ten percent (110%) of the number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares (including those underlying the Series J Warrant) and exercise of all of the Warrants then outstanding. Any shares of Common Stock issuable upon conversion of the Preferred Shares or the Underlying Preferred Shares (and such shares when issued) are herein referred to as the “Conversion Shares”. Any shares of Common Stock issuable upon exercise of the Warrants or any shares of Preferred Stock issuable upon exercise of the Warrants (the “Underlying Preferred Shares”) (and such shares of Common Stock and/or Underlying Preferred Shares when issued) are herein referred to as the “Warrant Shares”. The Preferred Shares, the Conversion Shares and the Warrant Shares are sometimes collectively referred to as the “Shares”.
     Section 1.6 Purchase Price and Closings. In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Company agrees to issue and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase the numbers of Preferred Shares and Warrants set forth opposite their respective names on Exhibit A. The minimum purchase price paid at the Initial Closing (as defined below) will be $10,000,000 (excluding any Purchase Price paid by cancellation of the NovaRay Notes) and the maximum aggregate purchase price paid at all closings (including by cancellation of the NovaRay Notes) will be $20,174,399.85 (the aggregate of all such purchase prices paid at any Closing, the “Purchase Price”). The Preferred Shares and Warrants shall be sold and funded in separate closings (each, a “Closing”), in each case pursuant to terms of this Agreement and provided that each Purchaser executes a signature page hereto and to each of the other Transaction Documents (as defined in Section 2.1(b) hereof) to which the Purchasers are a party, and thereby agrees to be bound by and subject to the terms and conditions hereof and thereof. All additional new Purchasers and all additional Preferred Shares and Warrants to be purchased hereunder shall be reflected on Exhibit A, which shall automatically be amended without any further action by any party hereto. The initial Closing under this Agreement (the “Initial Closing”) shall take place on or about December 27, 2007, or as soon thereafter as the Company has identified Purchasers to invest at least $10,000,000 and all other conditions to closing have been satisfied or waived (the “Initial Closing Date”). Each subsequent Closing under this Agreement (each, a “Subsequent Closing”) shall take place upon the mutual agreement of the Company and the Purchasers participating in such Subsequent

Closing, but in no event later than forty-five (45) days from the Initial Closing Date (each, a “Subsequent Closing Date”). The Initial Closing Date and each Subsequent Closing Date are sometimes referred to in this Agreement as the “Closing Date”. Each Closing under this Agreement shall take place at the offices of Morrison & Foerster LLP, 755 Page Mill Road, Palo Alto, California 94304, at 10:00 a.m., New York time, or at such other time and place as may be mutually agreed upon. Subject to the terms and conditions of this Agreement, at each Closing the Company shall deliver or cause to be delivered to each Purchaser participating in such Closing (x) a certificate for the number of Preferred Shares set forth opposite the name of such Purchaser on Exhibit A hereto and (y) any other documents required to be delivered pursuant to Article IV hereof. At each Closing, each Purchaser shall cause its Purchase Price to be delivered by wire transfer to the Company. Notwithstanding the foregoing, in lieu of paying in cash, the holders of the NovaRay Notes shall pay their respective portion of the Purchase Price hereunder through the cancellation of such holders’ NovaRay Notes in the respective individual amounts as listed under “NovaRay Note Principal Amount” opposite such NovaRay Note Holder’s name on Exhibit A; provided, however, that such payments shall not be considered for purposes of determining whether the minimum purchase price obligation has been satisfied.
ARTICLE II
Representations and Warranties
     Section 2.1 Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser, as of the date hereof (except as set forth in the schedule of exceptions delivered by the Company to a Purchaser at a Closing in which such Purchaser participates (the “Schedule of Exceptions”) with each numbered Schedule corresponding to the section number herein), as follows:
          (a) Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. Except as set forth on Schedule 2.1(a), the Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect (as defined in Section 2.1(c) hereof).
          (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement in the form attached hereto as Exhibit D (the “Registration Rights Agreement”), the Lock-Up Agreements (as defined in Section 3.19 hereof) in the forms attached hereto as Exhibit E-1 and Exhibit E-2 respectively, the Irrevocable Transfer Agent Instructions (as defined in Section 3.12), the Certificate of Designation, and the Warrants (collectively, the “Transaction Documents”) and to issue and sell the Shares and the Warrants in accordance with the terms hereof. The execution, delivery and performance of the Transaction Documents by the Company, and the consummation by it of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement has been duly executed and delivered by the Company. The other Transaction Documents will have been duly executed and delivered by the Company at the Closing. Each of the Transaction Documents constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.
          (c) Capitalization. The authorized capital stock of the Company and the shares thereof issued and outstanding immediately following the closing of the Merger, are set forth on Schedule 2.1(c) hereto. All of the outstanding shares of the Common Stock immediately following the closing of the Merger have been duly and validly authorized. Except as set forth on Schedule 2.1(c) hereto, no shares of Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call relating to, or securities or rights convertible into, any shares of capital stock of the Company. Except as set forth on Schedule 2.1(c) hereto, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except as set forth on Schedule 2.1(c) hereto, the Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. The Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable Federal and state securities laws, and no stockholder has a right of rescission or claim for damages with respect thereto which would have a Material Adverse Effect (as defined below). The Company has furnished or made available to the Purchasers true and correct copies of the Company’s Certificate of Incorporation as in effect on the date hereof (the “Certificate”), and the Company’s Bylaws as in effect on the date hereof (the “Bylaws”). For the purposes of this Agreement, “Material Adverse Effect” means any material adverse effect on the business, operations, properties, prospects or financial condition of the Company and its subsidiaries, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise impair the ability of the Company to perform any of its obligations under this Agreement in any material respect; provided, however, that any adverse effect that that is caused primarily by conditions generally affecting the U.S. economy shall be deemed not to be a Material Adverse Effect.
          (d) Issuance of Shares. The Preferred Shares and the Warrants to be issued at the Closing have been duly authorized by all necessary corporate action and the Preferred Shares, when paid for and issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and nonassessable and entitled to the rights and preferences set forth in the Certificate of Designation. When the Conversion Shares and the Warrant Shares are paid for and issued in accordance with the terms of the Certificate of Designation and the Warrants, respectively, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, and the holders shall be entitled to all rights accorded to a holder of Common Stock and/or Preferred Stock (as the case may be).
          (e) No Conflicts. Except as set forth on Schedule 2.1(e) hereto, the execution, delivery and performance of the Transaction Documents by the Company, the performance by the Company of its obligations thereunder and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) violate any provision of the Company’s Certificate or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, except, in all cases other than violations pursuant to clauses (i) and (iv) above, for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations which singularly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under Federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents, or issue and sell the Preferred Shares, the Warrants, the Conversion Shares and the Warrant Shares in accordance with the terms hereof or thereof (other than (x) any consent, authorization or order that has been obtained as of the date hereof, (y) any filing or registration that has been made as of the date hereof or (z) any filings which may be required to be made by the Company with the Commission or state securities administrators subsequent to the Closing, any registration statement which may be filed pursuant hereto, and the Certificate of Designation); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchasers herein.
          (f) Commission Documents, Financial Statements. Except as indicated on Schedule 2.1(f), the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it since the closing of the Merger with the Commission pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the “Commission Documents”). The Company has delivered or made available to each of the Purchasers (through the EDGAR system or otherwise) true and complete copies of the Commission Documents. The Company has not provided to the Purchasers any material non-public information or other information which, according to applicable law, rule or regulation, was required to have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement and the Merger Agreement. At the times of their respective filings, the Company has complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents, and, as of their respective dates, none of the Commission Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).
          (g) Subsidiaries. Schedule 2.1(g) hereto sets forth each subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of each person’s ownership. For the purposes of this Agreement, “subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other subsidiaries. All of the outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable. There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any subsidiary for the purchase or acquisition of any shares of capital stock of any subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Neither the Company nor any subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence. Neither the Company nor any subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any subsidiary.
          (h) No Material Adverse Change. Since the closing of the Merger, the Company has not experienced or suffered any Material Adverse Effect, and since September 30, 2007, the Company’s subsidiaries have not experienced or suffered any Material Adverse Effect.
          (i) No Undisclosed Liabilities. Except as set forth on Schedule 2.1(i), neither the Company nor any of its subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than: (i) those reflected in the financial statements of the Company or any financial statements of any subsidiary of the Company filed with the Commission in connection with the

Merger (the “NovaRay Financial Statements”); or (ii) those incurred in the ordinary course of the Company’s or its subsidiaries respective businesses since September 30, 2007, and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or its subsidiaries.
          (j) No Undisclosed Events or Circumstances. Since the closing of the Merger, no event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed, other than with respect to the transactions contemplated by this Agreement and the Merger Agreement.
          (k) Indebtedness. Schedule 2.1(k) hereto sets forth as of a recent date all outstanding secured and unsecured Indebtedness of the Company or any subsidiary, or for which the Company or any subsidiary has commitments, in each case that have not previously been set forth in the Commission Documents or the NovaRay Financial Statements. For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $25,000 due under leases required to be capitalized in accordance with GAAP. Except as set forth on Schedule 2.1(k), neither the Company nor any subsidiary is in default with respect to any Indebtedness.
          (l) Title to Assets. Except as set forth on Schedule 2.1(l), each of the Company and the subsidiaries has good and marketable title to all of its real and personal property, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances, or such that, individually or in the aggregate, do not cause a Material Adverse Effect. Except as set forth on Schedule 2.1(l), all leases of the Company and each of its subsidiaries are valid and subsisting and in full force and effect.
          (m) Actions Pending. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against the Company or any subsidiary which questions the validity of this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any subsidiary or any of their respective properties or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any subsidiary or any officers or directors of the Company or subsidiary in their capacities as such.

          (n) Compliance with Law. The business of the Company’s subsidiaries, and, since the consummation of the Merger, the business of the Company, has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except for such noncompliance that, individually or in the aggregate, would not cause a Material Adverse Effect. The Company and each of its subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
          (o) Taxes. The Company and each of the subsidiaries has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the subsidiaries for all current taxes and other charges to which the Company or any subsidiary is subject and which are not currently due and payable. None of the federal income tax returns of the Company or any subsidiary have been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company or any subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.
          (p) Certain Fees. Except as set forth on Schedule 2.1(p) hereto, no brokers, finders or financial advisory fees or commissions will be payable by the Company or any subsidiary or any Purchaser with respect to the transactions contemplated by this Agreement.
          (q) Disclosure. Neither this Agreement or the Schedule of Exceptions hereto nor any other documents, certificates or instruments required to be delivered to the Purchasers by or on behalf of the Company or any subsidiary by this Agreement or the other Transaction Documents contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.
          (r) Environmental Compliance. The Company and each of its subsidiaries have obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Environmental Laws. Schedule 2.1(r) describes all material permits, licenses and other authorizations issued under any Environmental Laws to the Company or its subsidiaries. “Environmental Laws” shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. The Company has all necessary governmental approvals required under all Environmental Laws and used in its business or in the business of any of its subsidiaries. The Company and each of its subsidiaries are also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect, the Company is not aware of any past or present events, conditions, circumstances, incidents, actions or omissions relating to the Company or its subsidiaries that violate or may violate any Environmental Law after the Initial Closing Date.
          (s) Books and Records. The books and records of the Company and its subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any subsidiary.
          (t) Material Agreements. Except as set forth on Schedule 2.1(t), neither the Company nor any subsidiary is a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission as an exhibit to a registration statement on Form SB-2 (collectively, “Material Agreements”) if the Company or any subsidiary were registering securities under the Securities Act. Except as set forth on Schedule 2.1(t), the Company and each of its subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and are not in default under any Material Agreement now in effect, the result of which could cause a Material Adverse Effect. Except as set forth on Schedule 2.1(t), no written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company or of any subsidiary limits the payment of dividends on the Company’s Preferred Shares, other preferred stock, if any, or its Common Stock.
          (u) Intellectual Property. The Company and its subsidiaries own, or have rights to use, all inventions, know-how, patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, trade secrets and other similar rights that are necessary for the conduct of their respective businesses now operated by them which the failure to so have would have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Schedule 2.1(u) sets forth a complete and accurate list of the Company’s material Intellectual Property Rights. Neither the Company’s nor any subsidiary’s Intellectual Property Rights have expired or terminated, or are expected to expire or terminate, within three years from the date of this Agreement. Neither the Company nor any subsidiary has received written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any person. To the knowledge of the Company, the Company and its subsidiaries’ Intellectual Property Rights do not infringe any patent, copyright, trademark, trade name or other proprietary rights of any third party, and there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or any subsidiary regarding any of the Intellectual Property Rights used by the Company or any subsidiary. The Company does not have any knowledge of an infringement by another person of any of its Intellectual Property Rights by third parties and has no reason to believe that any of its Intellectual Property Rights is unenforceable. The Company has taken commercially reasonable security measures to protect the secrecy and confidentiality of its Intellectual Property Rights.
          (v) Transactions with Affiliates. Except as set forth on Schedule 2.1(v), there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company or any subsidiary on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company, or any of its subsidiaries, or any person owning any capital stock of the Company or any subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.
          (w) Securities Act of 1933. Based in material part upon the representations herein of the Purchasers, the Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Preferred Shares and the Warrants hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Shares, the Warrants or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action, so as to bring the issuance and sale of any of the Shares and the Warrants under the registration provisions of the Securities Act and applicable state securities laws, and neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Preferred Shares and the Warrants.
          (x) Governmental Approvals. Except for the filing of any notice prior or subsequent to the Closing Date that may be required under applicable state and/or federal securities laws (which if required, shall be filed on a timely basis), including the filing of a Form D and a registration statement or statements pursuant to the Registration Rights Agreement, and the filing of the Certificate of Designation with the Secretary of State for the State of Delaware, no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Preferred Shares and the Warrants, or for the performance by the Company of its obligations under the Transaction Documents.
          (y) Employees. Neither the Company nor any subsidiary has any collective bargaining arrangements or agreements covering any of its employees. Except as set forth on Schedule 2.1(y), neither the Company nor any subsidiary is a party to any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, or confidentiality agreement relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such subsidiary. No officer, consultant or key employee of the Company or any subsidiary whose termination, either individually or in the aggregate, could have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any subsidiary.
          (z) Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, or employee acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (d) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.
          (aa) Absence of Certain Developments. Except as set forth on Schedule 2.1(aa), since the consummation of the Merger the Company, and since September 30, 2007 the Company’s subsidiaries, have not:
               (i) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;
               (ii) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except: (i) liabilities already disclosed in the financial statements of the Company or the NovaRay Financial Statements; and (ii) liabilities incurred in the ordinary course of business;
               (iii) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than liabilities paid in the ordinary course of business;
               (iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or entered into any agreements so to purchase or redeem, any shares of its capital stock;
               (v) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;
               (vi) sold, assigned or transferred any of the Company’s or any subsidiary’s Intellectual Property Rights, or disclosed any of the Company’s or any subsidiary’s proprietary confidential information to any person except to customers or consultants of the Company or any subsidiary in the ordinary course of business or to the Purchasers or their representatives;
               (vii) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business;
               (viii) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

               (ix) made capital expenditures or commitments therefor that aggregate in excess of $100,000;
               (x) made charitable contributions or pledges in excess of $25,000;
               (xi) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;
               (xii) experienced any material problems with labor or management in connection with the terms and conditions of their employment;
               (xiii) entered into an agreement, written or otherwise, to take any of the foregoing actions.
          (bb) Public Utility Holding Company Act and Investment Company Act Status. The Company is not a “holding company” or a “public utility company” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not, and as a result of and immediately upon the Closing will not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.
          (cc) ERISA. Neither the Company nor its subsidiaries, through any trade or business, whether or not incorporated, which, together with the Company or any subsidiary, is under common control, as described in Section 414(b) or (c) of the Internal Revenue Code of 1986, as amended (the “Code”), has established or maintained, or made any contributions to an “employee pension benefit plan” (as defined in Section 3 of Employee Retirement Income Security Act of 1974, as amended (“ERISA”).
          (dd) Dilutive Effect. The Company understands and acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Shares in accordance with this Agreement and the Certificate of Designation and its obligations to issue the Warrant Shares upon the exercise of the Warrants in accordance with this Agreement and the Warrants, is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interest of other stockholders of the Company.
          (ee) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Preferred Shares and Warrants pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Shares pursuant to Rule 506 under the Securities Act, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Shares to be so integrated with other offerings. The Company does not have any registration statement pending before the Commission or currently under the Commission’s review.
          (ff) Sarbanes-Oxley Act. Since the consummation of the Merger, the Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the

“Sarbanes-Oxley Act”), and the rules and regulations promulgated thereunder, that are effective, and intends to comply with other applicable provisions of the Sarbanes-Oxley Act, and the rules and regulations promulgated thereunder, upon the effectiveness of such provisions.
          (gg) Independent Nature of Purchasers. The Company acknowledges that the obligations of each Purchaser under the Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents. The Company acknowledges that the decision of each Purchaser to purchase securities pursuant to this Agreement has been made by such Purchaser independently of any other purchase and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its subsidiaries which may have made or given by any other Purchaser or by any agent or employee of any other Purchaser. The Company acknowledges that nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that for reasons of administrative convenience only, the Transaction Documents have been prepared by counsel for the Lead Investor and such counsel does not represent all of the Purchasers but only the Lead Investor and the other Purchasers have had the opportunity to retain their own individual counsel with respect to the transactions contemplated hereby.
          (hh) Insurance. The insurance policies owned and maintained by the Company that are material to the Company are in full force and effect, all premiums due and payable thereon have been paid (other than retroactive or retrospective premium adjustments that the Company is not currently required, but may in the future be required, to pay with respect to any period ending prior to the date of this Agreement), and the Company has received no notice of cancellation or termination with respect to any such policy that has not been replaced on substantially similar terms prior to the date of such cancellation.
          (ii) Transfer Agent. The name, address, telephone number, fax number, contact person and email of the Company’s current transfer agent is set forth on Schedule 2.1(ii) hereto.
     Section 2.2 Representations, Warranties and Covenants of the Purchasers. Each Purchaser hereby makes the following representations, warranties and covenants to the Company with respect solely to itself and not with respect to any other Purchaser:
           (a) Organization and Standing of the Purchasers. If the Purchaser is an entity, such Purchaser is a corporation, partnership or limited liability company duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.
          (b) Authorization and Power. Each Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Preferred Shares and Warrants being sold to it hereunder. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by such Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, members, managers or partners, as the case may be, is required. Each of this Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with the terms thereof.
          (c) No Conflicts. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by each Purchaser and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Purchaser’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Purchaser is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser’s ability to perform its obligations hereunder). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement or to purchase the Preferred Shares or acquire the Warrants in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.
          (d) Acquisition for Investment. Each Purchaser is acquiring the Preferred Shares and the Warrants in the ordinary course of its business and solely for its own account for the purpose of investment and not as a nominee or with a view to or for sale in connection with distribution. Each Purchaser does not have a present intention to sell the Preferred Shares or the Warrants in a manner that would violate the registration requirements of Federal and state securities laws, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Preferred Shares or the Warrants to or through any person or entity; provided, however, that by making the representations herein and subject to Section 2.2(h) below, such Purchaser does not agree to hold the Shares or the Warrants for any minimum or other specific term and reserves the right to dispose of the Shares or the Warrants at any time in accordance with Federal and state securities laws applicable to such disposition. Each Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Preferred Shares or

Warrants, nor will such Purchaser engage in any short sale that results in a disposition of any of the Preferred Shares or Warrants by such Purchaser, except in compliance with any applicable state and Federal securities laws. Each Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Preferred Shares and the Warrants and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries and has carefully reviewed and considered all such information as it has deemed necessary or appropriate to conduct such Purchaser’s due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company.
          (e) Status of Purchasers. Each Purchaser is an “accredited investor” as defined in Regulation D promulgated under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer.
          (f) Opportunities for Additional Information. Subject to Section 7.3 hereof, each Purchaser acknowledges that such Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary in light of such Purchaser’s personal knowledge of the Company’s affairs, such Purchaser has asked such questions and received answers to the full satisfaction of such Purchaser, and such Purchaser desires to invest in the Company.
          (g) No General Solicitation. Each Purchaser acknowledges that the Preferred Shares and the Warrants were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.
          (h) Rule 144. Such Purchaser understands that the Shares must be held indefinitely unless such Shares are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such Purchaser is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.
          (i) General. Such Purchaser understands that the Shares are being offered and sold in reliance on a transactional exemption from the registration requirement of Federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Shares.

          (j) Independent Investment. Except as may be disclosed in any filings with the Commission by the Purchasers under Section 13 and/or Section 16 of the Exchange Act, no Purchaser has agreed to act with any other Purchaser for the purpose of acquiring, holding, voting or disposing of the Shares purchased hereunder for purposes of Section 13(d) under the Exchange Act, and each Purchaser is acting independently with respect to its investment in the Shares. Each Purchaser understands that nothing in the Agreement or any other materials presented to such Purchaser in connection with the purchase and sale of the Preferred Shares and Warrants constitutes legal, tax or investment advice. Each Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Preferred Shares and Warrants.
          (k) Risk of Loss; No Public Market. Each Purchaser understands that its investment in the Preferred Shares and Warrants involves a significant degree of risk, including a risk of total loss of such Purchaser’s investment. Each Purchaser understands that there currently is no public market for the securities of the Company; that the purchase price for the Shares was established by negotiations between NovaRay and the Lead Investor; and that no representation is being made as to the future value of any of the Company’s securities.
ARTICLE III
Covenants
     The Company covenants with each of the Purchasers as follows, which covenants are for the benefit of the Purchasers and their permitted assignees hereunder.
     Section 3.1 Securities Compliance. The Company shall notify the Commission in accordance with its rules and regulations of the transactions contemplated by any of the Transaction Documents, including filing a Form D with respect to the Preferred Shares, Warrants, Conversion Shares and Warrant Shares as required under Regulation D and applicable “blue sky” laws, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Preferred Shares, the Warrants, the Conversion Shares and the Warrant Shares to the Purchasers or subsequent holders.
     Section 3.2 Registration and Listing. The Company shall (a) either (i) cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the Exchange Act, or (ii) continue to voluntarily file all reports required to be filed as if the Company were so registered, and in any event shall comply in all respects with its reporting and filing obligations under the Exchange Act, (b) comply with all requirements related to any registration statement filed pursuant to this Agreement, and (c) not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company will take all action necessary to begin the listing or trading of its Common Stock on the OTC Bulletin Board or other similar exchange or market no later than forty-five (45) days from the Effectiveness Date (as defined in the Registration Rights Agreement). Subject to the terms of the Transaction Documents, the Company further covenants that it will take such further action as the Purchasers may reasonably request, all to the extent required from time to time, to enable the Purchasers to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of the Purchasers, the Company shall deliver to the Purchasers a written certification of a duly authorized officer as to whether it has complied with such requirements.
     Section 3.3 Inspection Rights. The Company shall permit, during normal business hours and upon reasonable request and reasonable notice, each Purchaser or any employees, agents or representatives thereof, so long as such Purchaser shall be obligated hereunder to purchase the Preferred Shares or shall beneficially own any Preferred Shares, or shall own Conversion Shares which, in the aggregate, represent more than 2% of the total combined voting power of all voting securities then outstanding, for purposes reasonably related to such Purchaser’s interests as a stockholder, to examine and make reasonable copies of and extracts from the records and books of account of, and visit and inspect the properties, assets, operations and business of the Company and any subsidiary, and to discuss the affairs, finances and accounts of the Company and any subsidiary with any of its officers, consultants, directors, and key employees. As a condition to such inspection, Purchasers shall keep such information confidential; provided that such information may be disclosed (i) to the extent required by applicable law, regulation or legal process, subpoena, civil investigative demand or other similar process, (ii) to the extent reasonably necessary in connection with the enforcement of rights under this Agreement, (iii) to any governmental, judicial or regulatory authority requiring or requesting such information, and (iv) to its directors, officers, employees, accountants, and legal counsel who need to know such information.
     Section 3.4 Compliance with Laws. The Company shall comply, and cause each subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could have a Material Adverse Effect.
     Section 3.5 Keeping of Records and Books of Account. The Company shall keep and cause each subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.
     Section 3.6 Reporting Requirements. If the Commission ceases making periodic reports filed under the Exchange Act available via the Internet, then at a Purchaser’s request the Company shall furnish the following to such Purchaser so long as such Purchaser shall be obligated hereunder to purchase the Preferred Shares or shall beneficially own any Shares:
          (a) Quarterly Reports filed with the Commission on Form 10-QSB as soon as practical after the document is filed with the Commission, and in any event within five (5) days after the document is filed with the Commission;
          (b) Annual Reports filed with the Commission on Form 10-KSB as soon as practical after the document is filed with the Commission, and in any event within five (5) days after the document is filed with the Commission; and

          (c) Copies of all notices and information, including without limitation notices and proxy statements in connection with any meetings, that are provided to holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such holders of Common Stock.
     Section 3.7 Amendments. The Company shall not amend or waive any provision of the Certificate or Bylaws of the Company in any way that would adversely affect the liquidation preferences, dividends rights, conversion rights, voting rights or redemption rights of the Preferred Shares; provided, however, that any creation and issuance of another series of Junior Stock (as defined in the Certificate of Designation) shall not be deemed to materially and adversely affect such rights, preferences or privileges.
     Section 3.8 Other Agreements. The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the right or ability of the Company or any subsidiary to perform under any Transaction Document.
     Section 3.9 Distributions. So long as any Preferred Shares or Underlying Preferred Shares remain outstanding, the Company agrees that it shall not (i) declare or pay any dividends or make any distributions to any holder(s) of Common Stock or (ii) purchase or otherwise acquire for value, directly or indirectly, any Common Stock or other equity security of the Company except for (y) repurchases of shares of Common Stock issued to or held by employees, officers, directors, or consultants of the Company or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right of said repurchase, and (z) repurchases of shares of Common Stock issued to or held by employees, officers, directors, or consultants of the Company or its subsidiaries pursuant to rights of first refusal contained in agreements providing for such rights.
     Section 3.10 Use of Proceeds. The net proceeds from the sale of the Shares hereunder shall be used by the Company for working capital and general corporate purposes and not to redeem any Common Stock or securities convertible, exercisable or exchangeable into Common Stock or to settle any outstanding litigation.
     Section 3.11 Reservation of Shares. So long as any of the Preferred Shares or Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than one hundred ten percent (110%) of the aggregate number of shares of Common Stock needed to provide for the issuance of the Conversion Shares and the Warrant Shares.
     Section 3.12 Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of each Purchaser or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by each Purchaser to the Company upon conversion of the Preferred Shares (or Underlying Preferred Shares) or exercise of the Warrants in the form of Exhibit F attached hereto (the “Irrevocable Transfer Agent Instructions”). Prior to registration of the Conversion Shares and the Warrant Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 5.1 of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer

Agent Instructions referred to in this Section 3.12 will be given by the Company to its transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. If a Purchaser provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that a public sale, assignment or transfer of the Shares may be made without registration under the Securities Act or the Purchaser provides the Company with reasonable assurances that such Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser and without any restrictive legend. The Company acknowledges that a breach by it of its obligations under this Section 3.12 will cause irreparable harm to the Purchasers by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3.12 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 3.12, that the Purchasers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.
     Section 3.13 Disposition of Assets. So long as any Preferred Shares and/or Underlying Preferred Shares remain outstanding, neither the Company nor any Subsidiary shall sell, transfer or otherwise dispose of any of its properties, assets and rights including, without limitation, its software and intellectual property, to any person except for licenses or sales to customers in the ordinary course of business or with the prior written consent of the holders of a majority of the Preferred Shares and Underlying Preferred Shares then outstanding.
     Section 3.14 Reporting Status. So long as a Purchaser beneficially owns any of the Shares, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not cease filing reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.
     Section 3.15 Disclosure of Transaction. The Company shall issue a press release describing the material terms of the transactions contemplated hereby (the “Press Release”) as soon as practicable after the Initial Closing but in no event later than 9:00 A.M. Eastern Time on the first Trading Day following the Initial Closing. The Company shall also file with the Commission a Current Report on Form 8-K (the “Form 8-K”) describing the material terms of the transactions contemplated hereby (and attaching as exhibits thereto this Agreement, the Registration Rights Agreement, the Certificate of Designation, the Lock-Up Agreements, the form of each series of Warrant and the Press Release) as soon as practicable following the Closing Date but in no event more than four (4) Trading Days following the Closing Date, which Press Release and Form 8-K shall be subject to prior review and comment by counsel for the Purchasers. “Trading Day” means any day during which the OTC Bulletin Board (or other quotation venue or principal exchange on which the Common Stock is traded) shall be open for trading.

     Section 3.16 Disclosure of Material Information. The Company covenants and agrees that neither it nor any other person acting on its behalf has provided or will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information (other than with respect to the transactions contemplated by this Agreement), unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.
     Section 3.17 Pledge of Securities. The Company acknowledges and agrees that the Shares may be pledged by a Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Common Stock. The pledge of Common Stock shall not be deemed to be a transfer, sale or assignment of the Common Stock hereunder, and no Purchaser effecting a pledge of Common Stock shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document; provided that a Purchaser and its pledgee shall be required to comply with the provisions of Article V hereof in order to effect a sale, transfer or assignment of Common Stock to such pledgee. At the Purchasers’ expense, the Company hereby agrees to execute and deliver such documentation as a pledgee of the Common Stock may reasonably request in connection with a pledge of the Common Stock to such pledgee by a Purchaser.
     Section 3.18 Form SB-2 Eligibility. The Company currently meets the “registrant eligibility” and transaction requirements set forth in the general instructions to Form SB-2 applicable to “resale” registrations on Form SB-2.
     Section 3.19 Lock-Up Agreement. The parties listed on Schedule 3.19 attached hereto shall be subject to the terms and provisions of a lock-up agreement in substantially the form as Exhibit E-1 (the “Stockholder Lock-Up Agreement”) or Exhibit E-2 (the “AIG Lock-Up Agreement,” and together with the Stockholder Lock-Up Agreement, collectively, the “Lock-Up Agreements”) hereto as indicated on such Schedule, which shall provide the manner in which such persons will sell, transfer or dispose of their shares of Common Stock.
     Section 3.20 DTC. Not later than the effective date of the Registration Statement (as defined in the Registration Rights Agreement), the Company shall cause its Common Stock to be eligible for transfer with its transfer agent pursuant to the Depository Trust Company Fast Automated Securities Transfer Program.
     Section 3.21 Sarbanes-Oxley Act. The Company shall use its best efforts to be in compliance with the applicable provisions of the Sarbanes-Oxley Act.
     Section 3.22 No Commissions in connection with Conversion of Preferred Shares. In connection with the conversion of the Preferred Shares or Underlying Preferred Shares into Conversion Shares, neither the Company nor any person acting on its behalf will take any action that would result in the Conversion Shares being exchanged by the Company other than with the then existing holders of the Preferred Shares or Underlying Preferred Shares exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting the exchange in compliance with Section 3(a)(9) of the Securities Act.
ARTICLE IV
Conditions
     Section 4.1 Conditions Precedent to the Obligation of the Company to Sell the Shares. The obligation hereunder of the Company to issue and sell the Preferred Shares and the Warrants to each Purchaser (taken individually) is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.
          (a) Accuracy of Each Purchaser’s Representations and Warranties. The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date applicable to such Purchaser as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.
          (b) Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing.
          (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.
          (d) Delivery of Purchase Price. The Purchase Price for the Preferred Shares and Warrants has been delivered to the Company.
          (e) Delivery of Transaction Documents. The Transaction Documents have been duly executed and delivered by the Purchasers to the Company.
          (f) Merger. Prior to the Closing, the Company, the Merger Sub and NovaRay shall have consummated the Merger and the Certificate of Merger shall have been filed with the Secretary of State of Delaware.
          (g) Cancellation of NovaRay Notes. The NovaRay Note Holders shall have agreed to cancel their NovaRay Notes in accordance with this Agreement.
     Section 4.2 Conditions Precedent to the Obligation of the Purchasers to Purchase the Shares. The obligation hereunder of each Purchaser to acquire and pay for the Preferred Shares and the Warrants is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for each Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion.

          (a) Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this Agreement and the Registration Rights Agreement shall be true and correct in all respects as of the date when made and shall be true and correct in all material respects as of the Closing Date applicable to such Purchaser as though made at that time (except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date); provided, however, that to the extent that any representation and warranty of the Company or its subsidiary, Vision Acquisition Subsidiary, Inc., in Article 3 of the Merger Agreement shall not be true and correct in any respect, the breach of any corresponding representation and warranty of the Company contained herein shall not entitle the Lead Investor to terminate or otherwise not fulfill its obligations hereunder on the basis of this Section 4.2(a).
          (b) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.
          (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.
          (d) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.
          (e) Certificate of Designation of Rights and Preferences. Prior to the Closing, the Certificate of Designation in the form of Exhibit B attached hereto shall have been filed with the Secretary of State of Delaware.
          (f) Opinion of Counsel, Etc. At the Initial Closing, the Lead Investor shall have received an opinion of counsel to the Company, dated as of the Initial Closing Date, in substantially the form of Exhibit G hereto, and such other certificates and documents as the Lead Investor or its counsel shall reasonably require incident to the Closing.
          (g) Registration Rights Agreement. At the Closing, the Company shall have executed and delivered the Registration Rights Agreement in the form of Exhibit D attached hereto to each Purchaser.
          (h) Certificates. The Company shall have executed and delivered to the Purchasers the certificates for the Preferred Shares and the Warrants being acquired by such Purchaser at the Closing (in each case, in such denominations as such Purchaser shall request).

          (i) Resolutions. The Board of Directors of the Company shall have adopted resolutions consistent with Section 2.1(b) hereof in a form reasonably acceptable to such Purchasers (the “Resolutions”).
          (j) Reservation of Shares. As of the Closing Date, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than (i) such number of shares of Underlying Preferred Shares equal to one hundred percent (100%) of the number of shares of Underlying Preferred Shares as shall from time to time be sufficient to effect the entire exercise of the Series J Warrant; (ii) such number of shares of Common Stock equal to one hundred ten percent (110%) of the number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares and Underlying Preferred Shares; and (iii) as of the date hereof, such number of shares of Common Stock equal to one hundred ten percent (110%) of the number of shares of Common Stock as shall from time to time be sufficient to effect the exercise of the Series A Warrants and Series J-A Warrants then outstanding.
          (k) Transfer Agent Instructions. As of the Closing Date, the Irrevocable Transfer Agent Instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.
          (l) Lock-Up Agreement. As of the Closing Date, the parties listed on Schedule 3.19 hereto shall have delivered to the Purchasers either a fully executed Stockholder Lock-Up Agreement in the form of Exhibit E-1 attached hereto or an AIG Lock-Up Agreement in the form of Exhibit E-2 attached hereto as indicated on such Schedule.
          (m) Good Standing Certificates. The Company shall have delivered to the Lead Investor good standing certificates showing it and any subsidiary are validly existing and in good standing under the laws of the state of their incorporation and as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by such entity makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a direct and/or indirect Material Adverse Effect
          (n) Secretary’s Certificate. The Company shall have delivered to such Purchaser a secretary’s certificate, dated as of the Closing Date, as to (i) the Resolutions, (ii) the Certificate, (iii) the Bylaws, (iv) the Certificate of Designation, each as in effect at the Closing, and (v) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.
          (o) Officer’s Certificate. The Company shall have delivered to the Purchasers a certificate of an executive officer of the Company, dated as of the Closing Date, confirming the accuracy of the Company’s representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.2 as of the Closing Date.

          (p) Material Adverse Effect. There have been no events or occurrences on or before the Closing Date which, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect.
ARTICLE V
Stock Certificate Legend
     Section 5.1 Legend. Each certificate representing the Preferred Shares, the Underlying Preferred Shares and the Warrants, and, if appropriate, securities issued upon conversion thereof, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):
THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.
     The Company agrees to reissue certificates representing any of the Conversion Shares and the Warrant Shares, without the legend set forth above if at such time, prior to making any transfer of any such securities, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request. Such proposed transfer and removal will not be effected until: (a) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of the Conversion Shares or the Warrant Shares under the Securities Act is not required in connection with such proposed transfer, or (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Commission and has become effective under the Securities Act; and (b) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that registration or qualification under the securities or “blue sky” laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or “blue sky” laws has been effected or a valid exemption exists with respect thereto. The Company will respond to any such notice from a holder within five (5) business days. In the case of any proposed transfer under this Section 5.1, the Company will use reasonable efforts to comply with any such applicable state securities or “blue sky” laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or “blue sky” laws of any state for which registration by coordination is unavailable to the Company. The restrictions on transfer contained in this Section 5.1 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement. Whenever a certificate representing the Conversion Shares or Warrant Shares is required to be issued to a Purchaser without a legend, in lieu of delivering physical certificates representing the Conversion Shares or Warrant Shares (provided that a registration statement under the Securities Act providing for the resale of the Warrant Shares and Conversion Shares is then in effect), the Company shall cause its transfer agent to electronically transmit the Conversion Shares or Warrant Shares to a Purchaser by crediting the account of such Purchaser or such Purchaser’s Prime Broker with the Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission (“DWAC”) system (to the extent not inconsistent with any provisions of this Agreement).
ARTICLE VI
Indemnification
     Section 6.1 Indemnification of Purchasers. The Company agrees to indemnify and hold harmless the Purchasers (and their respective directors, officers, managers, partners, members, shareholders, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Purchasers as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein.
     Section 6.2 Indemnification Procedure. Any party entitled to indemnification under this Article VI (an “indemnified party”) will give prompt written notice to the party required to provide indemnification under this Article VI (the “indemnifying party”) of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VI except to the extent that the indemnifying party is actually prejudiced by such failure to give prompt notice. In case any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnified party a conflict of interest between it and the indemnifying party may exist with respect to such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party’s costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Article VI to the contrary, the indemnifying party shall not, without the indemnified party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.
     Section 6.3 Exclusive Remedy. After the Closing, the indemnities provided for herein shall constitute the sole and exclusive remedy of any indemnified party for damages arising out of, resulting from or incurred in connection with any claims related to this Agreement or arising out of the issuance and sale of the Preferred Shares and the Warrants. In addition, the Lead Investor hereby acknowledges and agrees that it shall not be entitled to any indemnification pursuant to this Article VI to the extent that any breach of a representation, warranty or covenant of the Company contained in this Agreement also constitutes a breach of a representation, warranty or covenant of the Company or its subsidiary, Vision Acquisition Subsidiary, Inc., contained in Article 3 of the Merger Agreement.
ARTICLE VII
Miscellaneous
     Section 7.1 Fees and Expenses. Irrespective of whether the Initial Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If the Initial Closing is effected, the Company shall, at the Initial Closing, reimburse the reasonable fees and out-of-pocket expenses of one special counsel for the Lead Investor, not to exceed [$100,000] in the aggregate, $10,000 of which has already been paid. If any action at law or in equity is necessary to enforce or interpret the terms of the Transaction Documents, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.
     Section 7.2 Specific Enforcement, Consent to Jurisdiction.
          (a) The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other

Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the Registration Rights Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.
          (b) Each of the Company and the Purchasers (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchasers consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7.2 shall affect or limit any right to serve process in any other manner permitted by law.
     Section 7.3 Entire Agreement; Amendment. This Agreement and the Transaction Documents collectively contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents, neither the Company nor any of the Purchasers makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the holders of at a majority of the Preferred Shares and Underlying Preferred Shares then outstanding, and no provision hereof may be waived other than by an a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares and Underlying Preferred Shares then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents or holders of Preferred Shares and Underlying Preferred Shares, as the case may be.
     Section 7.4 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or by facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:	1850 Embarcadero Palo Alto, CA 94303 Attn: Chief Executive Officer Facsimile: (650) 565-8601

with copies to:	Morrison & Foerster LLP 755 Page Mill Road Palo Alto, California 94304-1018 Attn: Michael C. Phillips Facsimile: (650) 494-0792

If to any Purchaser:	At the address of such Purchaser set forth on Exhibit A to this Agreement, with copies to Purchaser’s counsel as set forth on Exhibit A or as specified in writing by such Purchaser with copies to:
     Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.
     Section 7.5 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a material right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.
     Section 7.6 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.
     Section 7.7 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.
     Section 7.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.
     Section 7.9 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person (other than the indemnified parties under Article VI).
     Section 7.10 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.
     Section 7.11 Survival. The representations and warranties of the Company and the Purchasers shall survive the execution and delivery hereof and the Closings hereunder for a period of one year following the last Closing Date.
     Section 7.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or electronic signature were the original thereof.
     Section 7.13 Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchasers without the consent of the Purchasers unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.
     Section 7.14 Severability. The provisions of this Agreement and the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement or the Transaction Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the Transaction Documents and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.
     Section 7.15 Further Assurances. From and after the date of this Agreement, upon the request of any Purchaser or the Company, each of the Company and the Purchasers shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Preferred Shares, the Conversion Shares, the Warrants, the Warrant Shares, the Certificate of Designation, the Registration Rights Agreement and the other Transaction Documents.
     Section 7.16 Breakup Fee. If, at any time after signing this Agreement but prior to December 31, 2007, the Company accepts or approves any proposal for equity or debt financing other than as contemplated by this Agreement, the Company shall pay the Lead Investor a fifty thousand dollar ($50,000) break-up fee (the “Break-Up Fee”). Such Break-Up Fee shall be paid to the Lead Investor by wire transfer within five (5) business days of the date of the Company’s acceptance of the proposed equity or debt financing. Upon payment of the Break-Up Fee in accordance with this Section 7.16, the Company and the Lead Investor shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

NOVARAY MEDICAL, INC.
By:	/s/ Jack Price
Jack Price, Chief Executive Officer
[Signature Page to Series A Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

VISION OPPORTUNITY MASTER FUND, LTD.
By:	/s/ Adam Benowitz
	Name:	Adam Benowitz
	Title:	Director

[Signature Page to Series A Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

LYNDA WIJCIK
By:	/s/ Lynda Wijcik
	Name:	Lynda Wijcik
Title:

[Signature Page to Series A Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

COMMERCE AND INDUSTRY INSURANCE COMPANY,
By:	AIG Global Investment Corp.,
its investment advisor

By:	/s/ F.T. Chong
	Name:	F.T. Chong
	Title:	Managing Director

[Signature Page to Series A Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

AIU INSURANCE COMPANY,
By:	AIG Global Investment Corp.,
its investment advisor

By:	/s/ F.T. Chong
	Name:	F.T. Chong
	Title:	Managing Director

[Signature Page to Series A Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.
AIG PRIVATE EQUITY PORTFOLIO, L.P.,
By: AIG PEP GP, L.P., its General Partner
By: AIG PEP, LLC, its General Partner
By: AIG Global Investment Corp., its Sole Member

By:	/s/ F.T. Chong
	Name:	F.T. Chong
	Title:	Managing Director

[Signature Page to Series A Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

AIG HORIZON PARTNERS FUND, L.P.,

By:	AIG Horizon Partners GP, L.P., its General Partner
By:	AIG Horizon Partners LLC, its General Partner

By:	AIG Global Investment Corp., its Managing Member

By:	/s/ F.T. Chong
	Name:	F.T. Chong
	Title:	Managing Director

[Signature Page to Series A Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

AIG HORIZON SIDE-BY-SIDE FUND, L.P.,

By:	AIG Horizon SBS GP, L.P., its General Partner

By:	AIG Horizon Partners, LLC, its General Partner

By:	AIG Global Investment Corp., its Managing Member

By:	/s/ F.T. Chong
	Name:	F.T. Chong
	Title:	Managing Director

[Signature Page to Series A Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

WHEATLEY MEDTECH PARTNERS, L.P.
By:	/s/ Barry Rubenstein
	Name:	Barry Rubenstein
	Title:	CEO, Wheatley Medtech Partners, LLC
General Partner

[Signature Page to Series A Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

LLOYD INVESTMENTS, L.P.
By:	/s/ L.J. Lloyd
	Name:	L.J. Lloyd
	Title:	GP

[Signature Page to Series A Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

HEARTSTREAM CAPITAL B.V..
By:	/s/ George J.M. Hersbach
	Name:	George J.M. Hersbach
	Title:	President & CEO

[Signature Page to Series A Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

BIOBRIDGE LLC
By:	/s/ Lynda Wijcik
	Name:	Lynda Wijcik
	Title:	Managing Partner

[Signature Page to Series A Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

ARIE JACOB MANINTVELD
By:	/s/ Arie Jacob Manintveld
	Name:	Arie Jacob Manintveld
Title:

[Signature Page to Series A Stock Purchase Agreement]

EXHIBIT A TO THE
SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR
NOVARAY MEDICAL, INC.
PURCHASERS

Names and Addresses
of Purchasers and	Number of Preferred	Dollar Amount
Purchasers’ Counsel	Shares & Warrants Purchased	Of Investment

Vision Opportunity Master Fund, Ltd. 20 West 55th Street 5th Floor New York, NY 10019 Attn: Antti Uusiheimala	3,745,319 Preferred Shares Series A Warrants: 1,248,439 Series J Warrants: 2,309,469 Series J-A Warrants: 769,823	$10,000,001.73

Sadis & Goldberg LLP, 551 Fifth Avenue, 21st Floor New York, New York 10176 Attn: Paul Fasciano

NOVARAY NOTE HOLDERS

				Number of Preferred
	NovaRay Note		Interest	Shares & Series A
Name of NovaRay Note Holder	Principal Amount		Payment	Warrants
Lynda Wijcik	$325,577.13	(1)	$2,879.93	Preferred Shares:
15941 Overlook Way				121,939
Los Gatos, CA 95070				Series A Warrants:
				40,646

Commerce and Industry Insurance Company	$582,658.08	(2)	$5,532.16	Preferred Shares:
				218,224
277 Park Avenue, 43rd Floor				Series A Warrants:
New York, New York 10172				72,741
Attn: F.T. Chong Fax: (646) 857-8842

				Number of Preferred
	NovaRay Note		Interest	Shares & Series A
Name of NovaRay Note Holder	Principal Amount		Payment	Warrants
AIU Insurance Company	$308,232.81	(3)	$2,842.03	Preferred Shares:
277 Park Avenue, 43rd Floor				115,443
New York, New York 10172				Series A Warrants:
Attn: F.T. Chong				38,481
Fax: (646) 857-8842

AIG Private Equity Portfolio, L.P.	$102,439.89	(3)	$944.03	Preferred Shares:
277 Park Avenue, 43rd Floor				38,367
New York, New York 10172				Series A Warrants:
Attn: F.T. Chong				12,789
Fax: (646) 857-8842

AIG Horizon Partners Fund L.P.	$58,537.08	(3)	$539.44	Preferred Shares:
277 Park Avenue, 43rd Floor				21,924
New York, New York 10172				Series A Warrants:
Attn: F.T. Chong				7,308
Fax: (646) 857-8842

AIG Horizon Side-by-Side Fund L.P.	$130,792.62	(3)	$1,206.50	Preferred Shares:
277 Park Avenue, 43rd Floor				48,986
New York, New York 10172				Series A Warrants:
Attn: F.T. Chong				16,328
Fax: (646) 857-8842

Wheatley MedTech Partners, L.P.	$367,670.21	(4)	$3,398.17	Preferred Shares:
Attn: David R.				142,632
Dantzker, M.D.				Series A Warrants:
825 Third Ave. 32nd Floor				47,544

Lloyd Investments, L.P.	$65,329.56	(3)	$604.06	Preferred Shares:
Attn: Jack Lloyd				24,468
7 Haciendas Road				Series A Warrants:
Orinda, CA 94563-1714				8,156

				Number of Preferred
	NovaRay Note		Interest	Shares & Series A
Name of NovaRay Note Holder	Principal Amount		Payment	Warrants
Heartstream Capital B.V.	$580,769.86	(5)	$5,065.76	Preferred Shares:
Attn: George J.M. Hersbach				271,896
President & CEO				Series A Warrants:
Gooise Poort				90,632
Gooimeer 3 - 25 1411 DC Naarden Netherlands

BioBridge LLC	$211,745.95	(6)	$1,843.09	Preferred Shares:
Attn: Lynda Wijcik				99,132
15941 Overlook Dr.				Series A Warrants:
Los Gatos, CA 95070				33,044

Arie Jacob Manintveld	$210,519.89	(7)	$1,841.76	Preferred Shares:
c/o Heartstream Capital BV				98,558
Gooise Poort				Series A Warrants:
Gooimeer 3 — 25				32,852
1411 DC Naarden Netherlands

(1)	Represents principal and accrued interest through November 15, 2007 owed to such NovaRay Note Holder pursuant to a NovaRay Note dated August 13, 2004 and a NovaRay Note dated June 21, 2005 (in the amount of $222,125.31).

(2)	Represents principal and accrued interest through November 15, 2007 owed to such NovaRay Note Holder pursuant to a NovaRay Note dated June 24, 2004 (in the amount of $268,022.61) and a NovaRay Note dated June 21, 2005 (in the amount of $314,635.47).

(3)	Represents principal and accrued interest through November 15, 2007 owed to such NovaRay Note Holder pursuant to a NovaRay Note dated June 21, 2005.

(4)	Represents principal and accrued interest through November 15, 2007 owed to such NovaRay Note Holder pursuant to a NovaRay Note dated June 15, 2004 (in the amount of $53,715.06), a NovaRay Note dated June 21, 2005 (in the amount of $261,326.25) and a NovaRay Note dated March 20, 2007 (in the amount of $52,628.90, which amount is convertible at a 20% discount to the purchase price of $2.67 per Preferred Share).

(5)	Represents principal and accrued interest through November 15, 2007 owed to such NovaRay Note Holder pursuant to a NovaRay Note dated February 20, 2007 (in the amount of $317,621.06) and a NovaRay Note dated March 20, 2007 (in the amount of $263,148.79), both of which are convertible at a 20% discount to the purchase price of $2.67 per Preferred Share.

(6)	Represents principal and accrued interest through November 15, 2007 owed to such NovaRay Note Holder pursuant to a NovaRay Note dated February 20, 2007, which amount is convertible at a 20% discount to the purchase price of $2.67 per Preferred Share.

(7)	Represents principal and accrued interest through November 15, 2007 owed to such NovaRay Note Holder pursuant to a NovaRay Note dated March 20, 2007, which amount is convertible at a 20% discount to the purchase price of $2.67 per Preferred Share.

EXHIBIT B to the
SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR
NOVARAY MEDICAL, INC.
FORM OF CERTIFICATE OF DESIGNATION

EXHIBIT C-1 to the
SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR
NOVARAY MEDICAL, INC.
FORM OF SERIES A WARRANT

EXHIBIT C-2 to the
SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR
NOVARAY MEDICAL, INC.
FORM OF SERIES J WARRANT

EXHIBIT C-3 to the
SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR
NOVARAY MEDICAL, INC.
FORM OF SERIES J-A WARRANT

EXHIBIT D to the
SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR
NOVARAY MEDICAL, INC.
FORM OF REGISTRATION RIGHTS AGREEMENT

D-1

EXHIBIT E-1 to the
SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR
NOVARAY MEDICAL, INC.
FORM OF STOCKHOLDER LOCK-UP AGREEMENT

E-1-1

EXHIBIT E-2 to the
SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR
NOVARAY MEDICAL, INC.
FORM OF AIG LOCK-UP AGREEMENT

E-2-1

EXHIBIT F to the
SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR
NOVARAY MEDICAL, INC.
FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
as of ____________, 2007
Registrar and Transfer Company
Attn: William Saeger
10 Commerce Drive
Cranford, New Jersey 07016
Ladies and Gentlemen:
     Reference is made to that certain Series A Convertible Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of December 27, 2007, by and among NovaRay Medical, Inc., a Delaware corporation (the “Company”), and the purchasers named therein (collectively, the “Purchasers”) pursuant to which the Company is issuing to the Purchasers shares (the “Preferred Shares”) of its Series A Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), and warrants (the “Warrants”) to purchase Preferred Stock and/or shares of the Company’s common stock, $0.0001 per share (the “Common Stock”), as the case may be. This letter shall serve as our irrevocable authorization and direction to you provided that you are the transfer agent of the Company at such time) to issue (a) shares of Common Stock upon conversion of the Preferred Shares or Underlying Preferred Shares (the “Conversion Shares”) and (b) Common Stock and/or Preferred Stock (as the case may be) upon exercise of the Warrants (the “Warrant Shares”) to or upon the order of a Purchaser from time to time upon (i) surrender to you of a properly completed and duly executed Conversion Notice or Exercise Notice, as the case may be, in the form attached hereto as Exhibit I and Exhibit II, respectively, (ii) in the case of the conversion of Preferred Shares or Underlying Preferred Shares, a copy of the certificates (with the original certificates delivered to the Company) representing Preferred Shares or Underlying Preferred Shares being converted or, in the case of Warrants being exercised, a copy of the Warrants (with the original Warrants delivered to the Company) being exercised (or, in each case, an indemnification undertaking with respect to such share certificates or the warrants in the case of their loss, theft or destruction), and (iii) delivery of a treasury order or other appropriate order duly executed by a duly authorized officer of the Company. So long as you have previously received (x) written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares or Warrant Shares, as applicable, has been declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and no subsequent notice by the Company or its counsel of the suspension or termination of its effectiveness and (y) a copy of such registration statement, and if the Purchaser represents in writing that the Conversion Shares or the Warrant Shares, as the case may be, were sold pursuant to the Registration Statement and that a prospectus was delivered in accordance prospectus delivery requirements under the 1933 Act, then certificates representing the Conversion Shares and the Warrant Shares, as the case may be, shall not bear any legend restricting transfer of the Conversion Shares and the Warrant Shares, as the case may be, thereby and should not be subject

F-1

to any stop-transfer restriction. Provided, however, that if you have not previously received those items and representations listed above, then the certificates for the Conversion Shares and the Warrant Shares shall bear the following legend:
     “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, OR NOVARAY MEDICAL, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.”
and, provided further, that the Company may from time to time notify you to place stop-transfer restrictions on the certificates for the Conversion Shares and the Warrant Shares in the event a registration statement covering the Conversion Shares and the Warrant Shares is subject to amendment for events then current.
     A form of written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares and the Warrant Shares has been declared effective by the SEC under the 1933 Act is attached hereto as Exhibit III.
     Please be advised that the Purchasers are relying upon this letter as an inducement to enter into the Purchase Agreement and, accordingly, each Purchaser is a third party beneficiary to these instructions.
     Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at ________.

Very truly yours, NovaRay Medical, Inc.
By:
	Name:	Jack Price
	Title:	Chief Executive Officer

ACKNOWLEDGED AND AGREED: REGISTRAR AND TRANSFER COMPANY
By:
Name:
Title:
Date: ____________

F-2

EXHIBIT I
NOVARAY MEDICAL, INC.
CONVERSION NOTICE
Reference is made to the Certificate of Designation of the Relative Rights and Preferences of the Series A Preferred Stock of NovaRay Medical, Inc. (the “Certificate of Designation”). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series A Preferred Stock, par value $0.0001 per share (the “Preferred Shares”), of NovaRay Medical, Inc. a Delaware corporation (the “Company”), indicated below into shares of Common Stock, par value $0.0001 per share (the “Common Stock”), of the Company, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.
     Date of Conversion:
     Number of Preferred Shares to be converted:
     Stock certificate no(s). of Preferred Shares to be converted:
     The Common Stock has been sold pursuant to the Registration Statement (as defined in the Registration Rights Agreement): YES ___   NO ___
     Please confirm the following information:
     Conversion Price:
Number of shares of Common Stock
to be issued:
Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion: __________________
Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:
Issue to:
Facsimile Number:
Authorization:

By:
Title:

     Dated:

EXHIBIT II
FORM OF EXERCISE NOTICE
EXERCISE FORM
NOVARAY MEDICAL, INC.
The undersigned _________, pursuant to the provisions of the within Warrant, hereby elects to purchase ____ shares of Common Stock or Series A Preferred Stock (as applicable) of NovaRay Medical, Inc. covered by the within Warrant.

Dated:	Signature

Address

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: _______________
ASSIGNMENT
FOR VALUE RECEIVED, _________ hereby sells, assigns and transfers unto ______________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated:	Signature

Address

PARTIAL ASSIGNMENT
FOR VALUE RECEIVED, _________ hereby sells, assigns and transfers unto _________ the right to purchase ______ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint _______________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated:	Signature

Address

FOR USE BY THE ISSUER ONLY:
This Warrant No. W-____ canceled (or transferred or exchanged) this ____ day of _______, ____, shares of Common Stock or Series A Preferred Stock (as applicable) issued therefor in the name of ______, Warrant No. W-____ issued for ____ shares of Common Stock or Series A Preferred Stock (as applicable) in the name of _________.

EXHIBIT III
FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT
[INSERT TRANSFER AGENT INFO]
          Re:   NovaRay Medical, Inc.
Ladies and Gentlemen:
     We are counsel to NovaRay Medical, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Series A Convertible Preferred Stock and Warrant Purchase Agreement (the “Purchase Agreement”), dated as of December 27, 2007, by and among the Company and the purchasers named therein (collectively, the “Purchasers”) pursuant to which the Company issued to the Purchasers shares (the “Preferred Shares”) of its Series A Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”) and warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and/or Preferred Stock, as applicable. Pursuant to the Purchase Agreement, the Company has also entered into a Registration Rights Agreement with the Purchasers (the “Registration Rights Agreement”), dated as of December 27, 2007, pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants, under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on ______, 200_, the Company filed a Registration Statement on Form SB-2 (File No. 333-___) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the resale of the Registrable Securities which names each of the present Purchasers as a selling stockholder thereunder.
     In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and accordingly, the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

Very truly yours, MORRISON & FOERSTER, LLP
By:

cc:   [LIST NAMES OF PURCHASERS]

EXHIBIT G to the
SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR
NOVARAY MEDICAL, INC.
FORM OF OPINION OF COUNSEL
1.	The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power to own its properties and to conduct its business as it is currently being conducted.

2.	The Company has the corporate power and authority to execute and deliver and to perform its obligations under the Documents. The Documents have been duly authorized, executed and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

3.	The Preferred Shares to be received by each Purchaser pursuant to the Agreement, the shares of the Company’s Common Stock issuable upon exercise of the Series A Warrants and Series J-A Warrant, and the shares of the Company’s Series A Convertible Preferred Stock issuable upon exercise of the Series J Warrant have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms of the Agreement, or the Warrants, as applicable, will be validly issued, fully paid and nonassessable. The Company’s Common Stock issuable upon the (i) conversion of (a) the Preferred Shares and (b) the shares of the Company’s Series A Convertible Preferred Stock issuable upon exercise of the Series J Warrant and (ii) exercise of the Series A Warrants and Series J-A Warrant has been duly authorized for issuance and validly reserved by all necessary corporate action of the Company and, when issued in accordance with the Amended and Restated Certificate and the terms of the Warrants, will be validly issued, fully paid and nonassessable.

4.	The execution, delivery and performance of the Documents by the Company and the issuance of the Preferred Shares and the Warrants as contemplated by the Agreement and the Warrants (i) do not violate any provision of the Amended and Restated Certificate or Bylaws of the Company, (ii) do not violate any law, rule or regulation applicable to the Company, and (iii) except as set forth in the Agreement and the Opinion Certificate, do not violate or constitute a default under the provisions of any judgment, decree, order or material agreement to which the Company is a party, except, in all cases other than violations pursuant to clause (i) above, for such conflicts, default, terminations, amendments, acceleration, cancellations and violations as would not result, individually or in the aggregate, in any material adverse change in the assets, financial condition or operations of the Company.

5.	Assuming the filing of a Form D in accordance with Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), the offer and sale of the Preferred Shares and the Warrants pursuant to the terms of the Agreement are exempt from registration under the Securities Act.

6.	All consents, approvals, orders or authorizations of, and all qualifications, registrations or filings with, any federal or State of New York governmental authority on the part of the Company required in connection with the consummation of the transactions contemplated by the Agreement, except for the filing of a Form D in accordance with Regulation D under the Securities Act, have been made or obtained.

7.	To our knowledge, no action, investigation or proceeding is pending or overtly threatened against the Company before any court or administrative agency which questions the validity of the Agreement or the transactions contemplated thereby or which might result, either individually or in the aggregate, in any material adverse change in the assets, financial condition or operations of the Company.